Supplement, dated May 16, 2006, to the
                        Prospectuses, dated May 1, 2006,
                                       of
                      Seligman Income and Growth Fund, Inc.
                                  (the "Fund")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Prospectuses.

The following information supersedes and replaces the fifth paragraph (the fifth and sixth paragraphs in the Class I Prospectus) under the caption entitled "Portfolio Management" on page 11 of the Fund's Prospectus (page 9 of the Fund's Class I Prospectus):

Paul J. Pertusi, a Vice President of Seligman, is a member of Seligman's Investment Grade Team. Mr. Pertusi was employed as an investment professional with Seligman from April 2002 through January 2005, and then was employed as an investment professional with Schroders Investment Management until he returned to Seligman in July 2005. Previously, he was Portfolio Manager for the Fixed Income Management Group at the Bank of New York since 1997.

Mr. Cunningham generally makes the investment decisions with respect to the equity securities portion of the Fund, including investments in REITs. Mr. Mustaro generally makes the investment decisions with respect to investment grade fixed-income securities, other than corporate bonds, for which Mr. Pertusi is responsible. Mr. Misenheimer is responsible for investing in high-yield securities. Mr. Cunningham, in consultation with Messrs. Mustaro and
Misenheimer, determines the allocation among the available asset classes. Mr. Cunningham, with the assistance of Messrs. Mustaro and Misenheimer, considers and makes strategic investments in preferred stocks.

                     Supplement, dated May 16, 2006, to the
             Statement of Additional Information, dated May 1, 2006,
                                       of
                      Seligman Income and Growth Fund, Inc.
                                  (the "Fund")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Statement of Additional Information, dated May 1, 2006 (the "SAI").

The following information is hereby added to the table under the caption "Portfolio Managers -- Other Accounts Managed By Portfolio Managers" on page 24 of the SAI:

-------------------------------------------------------------------------------------------------------------
Paul J. Pertusi              2 Registered Investment    1 Pooled Investment        29 Other Accounts with
                             Companies with             Vehicle with               approximately $346.6
                             approximately $30.3        approximately $3.5         million in total assets
                             million in total assets    million in total assets    under management.***
                             under management.**        under management.**
-------------------------------------------------------------------------------------------------------------

**    As of April 30, 2006.

*** Includes 17 accounts the value of which is provided as of March 31, 2006. The value of the balance of the "Other Accounts" is provided as of April 30, 2006.

The following information is hereby added after the fourth paragraph under the caption "Portfolio Managers -- Compensation/Material Conflicts of Interest -- Compensation" on page 24 of the SAI:

As compensation for his responsibilities, Mr. Pertusi received a base salary and discretionary bonus for the year-ended 2005.

The following information is hereby added as the last sentence to the paragraph under the caption "Portfolio Manager -- Securities Ownership" on page 25 of the
SAI:

As of April 30, 2006, Mr. Pertusi did not own any shares of the Fund.